Exhibit 10.16
Execution Version
FIFTEENTH AMENDMENT
THIS FIFTEENTH AMENDMENT, dated as of __ February, 2026 (this “Amendment”), to the Existing Credit Agreement (as defined below), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the other Loan Parties party hereto, Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”), and UniCredit Bank GmbH, as sole coordinator, bookrunner and mandated lead arranger (in such capacities, the “Bookrunner and Mandated Lead Arranger” and the “Amendment Arranger”) with respect to this Amendment.

RECITALS
WHEREAS, pursuant to the Credit Agreement, originally dated as of July 25, 2014, as amended on August 7, 2014, September 29, 2016, May 5, 2017, May 31, 2017, November 2, 2017, May 3, 2018, October 29, 2018, April 2, 2019, September 30, 2021, May 26, 2022, May 11, 2023, August 16, 2023, October 6, 2023 and September 30, 2025 (as further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”), among the Borrowers, the Guarantors from time to time party thereto, the several banks, other financial institutions and institutional investors from time to time party thereto (the “Lenders”) and Administrative Agent, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers;
WHEREAS the Borrower Representative has requested that the Revolving Lenders, pursuant to and in accordance with subsection (c) of Section 10.02 of the Existing Credit Agreement, amend the financial covenant set out in Section 7.16 of the Existing Credit Agreement as set out in subsection 2(c) hereto; and
WHEREAS, each Lender holding Revolving Credit Loans and Revolving Credit Commitments immediately prior to giving effect to this Amendment (collectively, the “Existing Revolving Lenders”) that executes and delivers a consent to this Amendment in the form of the “Revolving Lender Consent” attached hereto as Annex A (a “Revolving Lender Consent”) will be deemed to have (x) consented to this Amendment and the Financial Covenant Amendment and (y) released its signature to the Revolving Lender Consent simultaneously with the Administrative Agent’s execution of this Amendment (in each case, as defined below) set forth herein.
NOW, THEREFORE, in consideration of the covenants and agreements contained herein, as well as other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Existing Credit Agreement.
SECTION 2.Amendments. On the terms and subject to the satisfaction (or waiver) of the conditions set forth in Section 3 hereof, the Borrowers and the Lenders party
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hereto agree that the Existing Credit Agreement shall be amended on the Fifteenth Amendment Effective Date as follows:
(a)Section 1.01 of the Existing Credit Agreement is amended to amend and restate the definition of “Arrangers” to read in its entirety as follows:
(b)“Arrangers” means each of (i) Goldman Sachs, UBS Securities LLC, Barclays Bank PLC, Morgan Stanley Senior Funding, Inc., J.P. Morgan Limited, Fifth Third Bank, National Association, HSBC Bank plc, Mediobanca S.p.A. and DZ Bank AG, in their respective capacities as exclusive mandated lead arrangers under the Credit Agreement as in effect on the Closing Date, (ii) Goldman Sachs, in its capacity as exclusive mandated lead arranger under the Second Amendment, (iii) Goldman Sachs and UniCredit Bank GmbH in their capacities as exclusive mandated lead arrangers under the Third Amendment, (iv) UniCredit Bank GmbH, in its capacity as exclusive mandated lead arranger under the Fourth Amendment, (v) Goldman Sachs Bank USA, Citizens Bank N.A., Mediobanca International (Luxembourg) S.A. and ING Bank, a branch of ING-DiBa AG in their capacities as exclusive mandated lead arrangers under the Fifth Amendment, (vi) Goldman Sachs Bank USA, ING Bank, a branch of ING-DiBa AG and Mediobanca International (Luxembourg) S.A. in their capacities as exclusive mandated lead arrangers under the Sixth Amendment, (vii) UniCredit Bank GmbH, in its capacity as exclusive mandated lead arranger under the Eighth Amendment, (viii) Goldman Sachs Bank USA, Deutsche Bank Securities Inc., ING Bank, a branch of ING-DiBa AG and UniCredit Bank GmbH in their capacities as exclusive mandated lead arrangers under the Ninth Amendment, (ix) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Tenth Amendment, (x) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Thirteenth Amendment, (xi) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Fourteenth Amendment and (xii) UniCredit Bank GmbH, in its capacity as sole coordinator, bookrunner and mandated lead arranger under the Fifteenth Amendment.
(c)Section 1.01 of the Existing Credit Agreement is amended to include the following new definitions in alphabetical order:
“Fifteenth Amendment” means the certain fifteenth amendment to this Agreement, dated as of __ February, 2026, by and among the Loan Parties, the Lenders party thereto, the Amendment Arranger (as defined therein) and the Administrative Agent.
“Fifteenth Amendment Effective Date” shall have the meaning given to such term in the Fifteenth Amendment.
(d)Section 7.16 of the Existing Credit Agreement is replaced in its entirety as follows (the “Financial Covenant Amendment”):
(e)(a) Except with the written consent of the Required Revolving Lenders, the Borrowers will not permit the First Lien Leverage Ratio as of the last day of any Test Period to be greater than the ratio set forth below:

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(f)

Test Period Ending	First Lien Leverage Ratio
31 March 2026	5.50 to 1.00
30 June 2026	5.50 to 1.00
30 September 2026	6.25 to 1.00
31 December 2026	6.50 to 1.00
31 March 2027	6.50 to 1.00
30 June 2027	6.00 to 1.00
30 September 2027	5.50 to 1.00
31 December 2027	5.00 to 1.00
31 March 2028	5.00 to 1.00
30 June 2028 and thereafter	4.50 to 1.00
SECTION 3.
(a)(b) The foregoing clause (a) is subject to the condition that, notwithstanding anything in this Agreement to the contrary, the Borrowers shall not (and nor shall they permit any Subsidiary or any other Loan Party to), without the written consent of the Required Revolving Lenders, directly or indirectly, redeem, repurchase, retire or otherwise acquire any Capital Stock of the Parent (each such event being, a “Share Buyback”) unless the First Lien Leverage Ratio would not exceed 2.50:1.00 after giving pro forma effect to such Share Buyback, provided that no Default or Event of Default exists or would result therefrom.
SECTION 4.Conditions to Effectiveness of Fifteenth Amendment. The effectiveness of the amendments set forth in Section 2 hereof shall occur on the date of the satisfaction of the following conditions precedent (such date, the “Fifteenth Amendment Effective Date”):
(a)the Borrowers, each other Loan Party, the Required Revolving Lenders and the Administrative Agent shall have executed and delivered counterparts of this Amendment (or a Revolving Lender Consent, in the case of the Required Revolving Lenders) to the Administrative Agent;
(b)each of the representations and warranties contained in Section 4 of this Amendment shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of the Fifteenth Amendment Effective Date;
(c)at the time of and immediately after giving effect to this Amendment, no Default or Event of Default exists;
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(d)the Administrative Agent shall have received a certificate, in form and substance reasonably acceptable to the Administrative Agent, dated the Fifteenth Amendment Effective Date and signed by a Responsible Officer of the Borrower Representative confirming compliance with the conditions set forth in Sections 3(b) and 3(c) hereof;
(e)the Bookrunner and Mandated Lead Arranger shall have received all fees and expenses agreed to by the Borrowers or the Borrower Representative that are due and payable to the Bookrunner and Mandated Lead Arranger, for which invoices have been presented to the Parent at least three Business Days prior to the Fifteenth Amendment Effective Date, on or before the Fifteenth Amendment Effective Date (including reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel); and
(f)the Administrative Agent shall have received:
(i)all fees and expenses agreed to by the Borrowers or the Borrower Representative that are due and payable to the Administrative Agent, for which invoices have been presented to the Parent at least three Business Days prior to the Fifteenth Amendment Effective Date, on or before the Fifteenth Amendment Effective Date (including reasonable and documented out-of-pocket fees, expenses and disbursements of legal counsel);
(ii)for distribution to each Revolving Lender that has consented to this Amendment and has delivered (by facsimile or otherwise) an executed (but unreleased) signature page to a Revolving Lender Consent on or prior to 4:00 p.m. (New York time) on 6 February, 2026, a non-refundable fee in an amount equal to 1.00% of the aggregate principal amount of the Revolving Credit Commitments held by such Revolving Credit Lender as at the Fifteenth Amendment Effective Date.
SECTION 5.Representations and Warranties. Each Loan Party party hereto hereby represents and warrants, on and as of the date hereof and the Fifteenth Amendment Effective Date, that:
(a)Each of the representations and warranties made by such Loan Party set forth in Article V of the Existing Credit Agreement or in any other Loan Document are true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality) immediately prior to, and after giving effect to, this Amendment with the same effect as though made on and as of such date, except (i) to the extent such representations and warranties specifically refer to an earlier date, in which case such representations and warranties are true and correct in all material respects (and in all respects if such representation or warranty is already qualified by materiality) as of such earlier date and (ii) any reference to the Historical Financial Statements shall be deemed to refer to the most recent financial statements, if any, furnished pursuant to Section 6.01(c) of the Amended Credit Agreement, prior to the Fifteenth Amendment Effective Date.
(b)The execution and delivery of this Amendment by each Loan Party and the performance of this Amendment and the Amended Credit Agreement are within each applicable Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action of such Loan Party. This Amendment has been duly executed and delivered by each Loan Party party hereto and each of this Amendment and the Amended Credit Agreement is a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity and principles of good faith and fair dealing.
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(c)The execution and delivery of this Amendment by each Loan Party party hereto and the performance by such Loan Party of this Amendment and the Amended Credit Agreement (i) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (A) such as have been obtained or made and are in full force and effect, (B) for filings necessary to perfect Liens created pursuant to the Loan Documents and (C) such consents, approvals, registrations, filings, or other actions the failure to obtain or make which could not be reasonably expected to have a Material Adverse Effect, (ii) will not violate any (A) of such Loan Party’s Organizational Documents or (B) any Requirements of Law applicable to such Loan Party which, in the case of this clause (ii)(B), could reasonably be expected to have a Material Adverse Effect and (iii) will not violate or result in a default under any Contractual Obligation of any of the Loan Parties which in the case of this clause (iii) could reasonably be expected to result in a Material Adverse Effect.
SECTION 6.Effects on Loan Documents. Except as specifically amended herein, the Existing Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. For the avoidance of doubt, all testing triggers, thresholds, testing dates and calculation methodologies applicable to the First Lien Leverage Ratio as in effect immediately prior to the effectiveness of this Fifteenth Amendment shall continue to apply, except as expressly modified hereby. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Secured Party or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents or in any way limit, impair or otherwise affect the rights and remedies of the Administrative Agent or the Lenders under the Loan Documents. The Borrower Representative and the other parties hereto acknowledge and agree that, on and after the Fifteenth Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. On and after the effectiveness of this Amendment, each reference in any Loan Document to “the Credit Agreement” shall mean and be a reference to the Amended Credit Agreement and each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Amended Credit Agreement.
SECTION 7.Non-Reliance on Agents and the Amendment Arranger. Each Lender acknowledges that it has, independently and without reliance upon the Agents, the Amendment Arranger or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment. Each Lender also acknowledges that it will, independently and without reliance upon either the Agents, the Amendment Arranger or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Amendment, the Amended Credit Agreement, any other Loan Document or related agreement or any document furnished hereunder or thereunder. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent or the Amendment Arranger herein, the Administrative Agent and the Amendment Arranger shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any of the Loan Parties or any of their respective Affiliates which may come into the possession of the Administrative Agent, the Amendment Arranger or any of its Related Parties.
SECTION 8.Acknowledgment; Other Agreements. Subject to any limitations on its obligations expressly stated in the Loan Documents to which it is a party, each Borrower and each other Loan Party party hereto, hereby (a) acknowledges and agrees that all of their respective obligations under the Loan Guaranty set out in Article I of the Amended Credit
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Agreement and the other Collateral Documents to which it is a party are reaffirmed and remain in full force and effect, (b) reaffirms each Lien granted by such Loan Party to (i) the Collateral Agent for the benefit of the Secured Parties or (ii) the Secured Parties in their capacities as such (or any of them) and reaffirms the Loan Guaranty made pursuant to the Amended Credit Agreement and (c) acknowledges and agrees that the grants of security interests by and the Loan Guaranty of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Existing Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby. Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Existing Credit Agreement, the Amended Credit Agreement or any other Loan Document to consent to the amendment to the Existing Credit Agreement effected pursuant to this Amendment, (ii) nothing in the Existing Credit Agreement, the Amended Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement and (iii) the acknowledgements and reaffirmations set forth in this Section 7 shall become valid and binding obligations of such Guarantor a moment in time prior to the amendments set forth in Section 2 hereof.
SECTION 9.GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES TO BE BOUND BY THE TERMS OF SECTION 10.11 OF THE AMENDED CREDIT AGREEMENT AS IF SUCH SECTION WAS SET FORTH IN FULL HEREIN.
SECTION 10.Amendment Arranger. The Borrowers and each other Loan Party party hereto, and the Lenders agree that (a) the Amendment Arranger shall be entitled to the privileges, indemnification, immunities and other benefits afforded to the Arrangers under the Amended Credit Agreement and (b) the Amendment Arranger shall have no duties, responsibilities or liabilities with respect to this Amendment, the Amended Credit Agreement or any other Loan Document.
SECTION 11.Miscellaneous.
(a)This Amendment and the Amended Credit Agreement is binding and enforceable as of the date hereof against each party hereto and thereto and its successors and permitted assigns.
(b)Section 2 of this Amendment shall become effective on the Fifteenth Amendment Effective Date (as defined in Section 3), subject to the satisfaction (or waiver) of the conditions set forth in Section 3 by the Required Revolving Lenders, the Administrative Agent and the Borrower Representative. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or by email as a “.pdf” or “.tif” attachment shall be effective as delivery of a manually executed counterpart of this Amendment.
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(c)To the extent permitted by law, any provision of this Amendment or the Amended Credit Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
(d)Each of the parties hereto hereby agrees that Sections 10.10(b), 10.10(c), 10.10(d) and 10.11 of the Amended Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.
ORION ENGINEERED CARBONS GMBH
as Borrower Representative, as German Borrower and as Guarantor
By:
Name:    Dr. Sandra Niewiem
Title:    Managing Director (Geschäftsführer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION S.A.
Société Anonyme
R.C.S. number: B 160.558
Registered office: 6. Route de Tréves, L-2633
Senningerberg (Municipality of Niederanven),
Grand Duchy of Luxembourg
as the Parent and Guarantor
By:
Name:    Dr. Christian Eggert
Title:    Authorised Signatory

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS USA
HOLDCO LLC
as Guarantor
By: ORION ENGINEERED CARBONS
INTERNATIONAL GMBH, its sole member
By:
Name:    Dr. Sandra Niewiem
Title:    Managing Director (Gescháftsführer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS LLC
as Guarantor
By:
Name:    Corning Painter
Title:    President
By:
Name:    Pedro Riveros
Title:    General Manager - Americas

    [Orion - Signature Page to the Fifteenth Amendment]

OEC FINANCE US LLC
as U.S. Borrower and as Guarantor
By: ORION ENGINEERED CARBONS
BONDCO GMBH, its sole member
By:
Name:    Dr. Sandra Niewiem
Title:    Managing Director (Gescháftsführer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director (Geschaftsfuhrer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS
HOLDINGS GMBH
as Guarantor
By:
Name:    Dr. Sandra Niewiem
Title:    Managing Director (Geschaftsfuhrer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director (Geschaftsfuhrer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS INTERNATIONAL GMBH
as Borrower and as Guarantor
By:
Name:    Dr. Sandra Niewiem
Title:    Managing Director (Geschaftsfuhrer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS
BONDCO GMBH
as Guarantor
By:
Name:    Dr. Sandra Niewiem
Title:    Managing Director (Geschaftsfuhrer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director (Geschäftsführer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS IP
GMBH & Co. KG, as Guarantor
represented by its general partner
(Komplementär) Orion Engineered Carbons IP
Verwaltungs GmbH
By:
Name:    Claudia Hoehne
Title:     Managing Director
    (Geschäftsführer)
By:
Name:    Dr. Christian Eggert
Title:    Managing Director
    (Geschäftsführer)

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS SP Z
O.O.
as Guarantor
By:
Name:    Jan Pytlewski
Title:    Managing Director

    [Orion - Signature Page to the Fifteenth Amendment]

NORCARB ENGINEERED CARBONS
HOLDCO AB
as Guarantor
By:
Name:    Monica Wilson
Title:    Managing Director

    [Orion - Signature Page to the Fifteenth Amendment]

NORCARB ENGINEERED CARBONS AB
as Guarantor
By:
Name:    Christoph Dittmann
Title:    Managing Director

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS S.R.L.
as Guarantor
By:
Name:    Massimo Formaggio
Title:    Managing Director

    [Orion - Signature Page to the Fifteenth Amendment]

ORION ENGINEERED CARBONS
HOLDCO S.R.L.
as Guarantor
By:
Name:    Matteo Gianera
Title:    Managing Director

    [Orion - Signature Page to the Fifteenth Amendment]

GOLDMAN SACHS BANK USA
as Administrative Agent
By:
Name:
Title:    Authorized Signatory

    [Orion - Signature Page to the Fifteenth Amendment]

UNICREDIT BANK GMBH
as Bookrunner, Mandated Lead Arranger and Amendment Arranger
By:
Name:
Title:
By:
Name:
Title:
    [Orion - Signature Page to the Fifteenth Amendment]

Annex A

REVOLVING LENDER CONSENT TO FIFTEENTH AMENDMENT

REVOLVING LENDER CONSENT (this “Revolving Lender Consent”) to the Fifteenth Amendment (the “Fifteenth Amendment”), dated as of ___ _________, 2026, among the Borrower Representative (as defined below), the Administrative Agent (as defined below), UniCredit Bank GmbH as Amendment Arranger and the other Persons party thereto, to that certain Credit Agreement originally dated as of July 25, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among Orion Engineered Carbons GmbH, a limited liability company (Gesellschaft mit beschränkter Haftung) organized under the laws of Germany (the “Borrower Representative”), the Revolving Borrowers named therein, certain Subsidiaries of the Parent party thereto as Guarantors, and Goldman Sachs Bank USA, in its capacity as administrative agent for the Lenders (together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement, as amended by the Fifteenth Amendment, or the Fifteenth Amendment, as applicable.
If you are a Revolving Credit Lender and do not wish to consent to the Fifteenth Amendment you do not need to submit a Revolving Lender Consent. No action is being requested of you in connection with the Fifteenth Amendment. Your existing Revolving Credit Loans and Revolving Credit Commitments will remain outstanding.

The undersigned Lender hereby irrevocably consents to the Amendment, including the Financial Covenant Amendment, and authorizes and directs the Administrative Agent to execute the Amendment on behalf of such Lender.
Annex A

To be executed by existing Revolving Credit Lenders:

Name of Institution:	__________________________________________________

Executing as a Revolving Credit Lender: By: __________________________________________________ Name: Title:
[For any institution requiring a second signature line: By: __________________________________________________ Name: Title:]

Annex A